UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Form 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT – May 21, 2021
(Date of earliest event reported)

HONEYWELL INTERNATIONAL INC.
(Exact name of Registrant as specified in its Charter)

Delaware	1-8974	22-2640650
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

300 SOUTH TRYON STREET, CHARLOTTE, NC..................................................28202
............(Address of principal executive offices)......................................................(Zip Code)

 Registrant’s telephone number, including area code: (704) 627-6200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1 per share*	HON	The NASDAQ Stock Market LLC
1.300% Senior Notes due 2023	HON 23A	The NASDAQ Stock Market LLC
0.000% Senior Notes due 2024	HON 24A	The NASDAQ Stock Market LLC
2.250% Senior Notes due 2028	HON 28A	The NASDAQ Stock Market LLC
0.750% Senior Notes due 2032	HON 32	The NASDAQ Stock Market LLC
* The common stock is also listed on the London Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

Honeywell International Inc. (the “Company”) held its Annual Meeting of Shareowners on May 21, 2021. The following matters set forth in our Proxy Statement dated April 9, 2021 (the “2021 Proxy Statement”), which was filed with the Securities and Exchange Commission pursuant to Regulation 14A under the Securities Exchange Act of 1934, were voted upon with the results indicated below.

1.The nominees listed below were elected directors with the respective votes set forth opposite their names:

	For	Against	Broker Non Votes
Darius Adamczyk	509,600,218	24,425,133	70,519,315
Duncan B. Angove	527,483,068	6,542,283	70,519,315
William S. Ayer	521,779,075	12,246,276	70,519,315
Kevin Burke	520,576,085	13,449,266	70,519,315
D. Scott Davis	506,013,625	28,011,726	70,519,315
Deborah Flint	525,641,258	8,384,093	70,519,315
Judd Gregg	512,708,769	21,316,582	70,519,315
Grace D. Lieblein	517,971,500	16,053,851	70,519,315
Raymond T. Odierno	523,416,542	10,608,809	70,519,315
George Paz	510,905,872	23,119,479	70,519,315
Robin L. Washington	525,971,571	8,053,780	70,519,315

2.The shareowners approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers as disclosed in the 2021 Proxy Statement. The voting results are set forth below:

For	Against	Abstain	Broker Non Votes
497,174,838	33,091,738	3,758,775	70,519,315

3.The shareowners approved the appointment of Deloitte & Touche LLP as independent accountants for 2021. The voting results are set forth below:

For	Against	Abstain
599,383,800	3,844,005	1,316,861

4.The shareowners did not approve the shareowner proposal titled “Shareholder Right to Act by Written Consent.” The voting results are set forth below:

For	Against	Abstain	Broker Non Votes
222,868,746	306,574,988	4,581,617	70,519,315

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit #	Description

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	May 25, 2021	HONEYWELL INTERNATIONAL INC.

By: /s/ Victor J. Miller
Victor J. Miller
Vice President, Deputy General Counsel, Corporate Secretary and Chief Compliance Officer